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                                                                   EXHIBIT 99.18



                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     FIRST USA BANK, NATIONAL ASSOCIATION

            -------------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-7
            -------------------------------------------------------
                 Monthly Period:               5/1/00 to
                                               5/31/00
                 Distribution Date:            6/19/00
                 Transfer Date:                6/16/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-7 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     ------------------------------------------------------

     1.  The total amount of the distribution to
         Certificateholders on the Distribution
         Date per $1,000 original certificate
         principal amount
                                            Class A                     $6.11233
                                            Class B                     $6.29750
                                            CIA                         $6.84750

     2.  The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Certificates, per $1,000 original
         certificate principal amount
                                            Class A                     $6.11233
                                            Class B                     $6.29750
                                            CIA                         $6.84750
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-7
Page 2

     3.  The amount of the distribution set forth in
         paragraph 1 above in respect of principal on
         the Certificates, per $1,000 original certificate
         principal amount
                                            Class A                     $0.00000
                                            Class B                     $0.00000
                                            CIA                         $0.00000

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.  Allocation of Principal Receivables.
         -----------------------------------

         The aggregate amount of Allocations of Principal
         Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                            Class A               $70,664,921.48
                                            Class B                $6,400,992.16
                                            CIA                    $8,077,442.51
                                                              ------------------
                                            Total                 $85,143,356.15

     2.  Allocation of Finance Charge Receivables

         (a1) The aggregate amount of Allocations of
              Finance Charge Receivables processed
              during the Monthly Period which were
              allocated in respect of the Certificates
                                            Class A                $7,437,246.93
                                            Class B                  $673,683.04
                                            CIA                      $850,123.83
                                                              ------------------
                                            Total                  $8,961,053.80

         (b1) Principal Funding Investment Proceeds
              (to Class A)                                                 $0.00
         (b2) Withdrawals from Reserve Account (to Class A)                $0.00
                                                              ------------------
              Class A Available Funds                              $7,437,246.93

         (c1) Principal Funding Investment Proceeds
              (to Class B)                                                 $0.00
         (c2) Withdrawals from Reserve Account (to Class B)                $0.00
              Class B Available Funds                                $673,683.04

         (d1) Principal Funding Investment Proceeds (to CIA)               $0.00
         (d2) Withdrawals from Reserve Account (to CIA)                    $0.00
              CIA Available Funds                                    $850,123.83

         (e1) Total Principal Funding Investment Proceeds                  $0.00
         (e2) Investment Earnings on deposits to Reserve
              Account                                                      $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-7
Page 3

     3.  Principal Receivable / Investor Percentages
         -------------------------------------------

         (a)  The aggregate amount of Principal
              Receivables in the Trust as of the last
              day of the Monthly Period                     $36,124,641,027.99


         (b)  Invested Amount as of the last day of
              the preceding month (Adjusted Class A
              Invested Amount during Accumulation Period)
                                       Class A                  $500,000,000.00
                                       Class B                   $45,180,000.00
                                       CIA                       $57,230,000.00
                                                              -----------------
                                       Total                    $602,410,000.00

         (c)  The Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(b) above as a percentage of the aggregate
              amount of Principal Receivables as of the
              Record Date set forth in paragraph 3(a) above
                                       Class A                            1.384%
                                       Class B                            0.125%
                                       CIA                                0.158%
                                                              -----------------
                                       Total                              1.667%

         (d)  During the Amortization Period: The Invested
              Amount as of ______ (the last day of the
              Revolving Period)
                                       Class A                            $0.00
                                       Class B                            $0.00
                                       CIA                                $0.00
                                                              -----------------
                                       Total                              $0.00

         (e)  The Fixed/Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(d) above as a percentage of the aggregate
              amount of Principal Receivables set forth
              in paragraph 3(a) above
                                       Class A                            0.000%
                                       Class B                            0.000%
                                       CIA                                0.000%
                                                              -----------------
                                       Total                              0.000%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-7
Page 4

     4.  Delinquent Balances.
         -------------------

         The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

         (a)   35 -  64 days                                     $428,403,170.53
         (b)   65 -  94 days                                     $277,772,886.82
         (c)   95 - 124 days                                     $231,052,772.40
         (d)  125 - 154 days                                     $196,167,513.76
         (e)  155 - 184 days                                     $164,129,162.83
         (f)  185 or more days                                             $0.00
                                                              ------------------
                                           Total               $1,297,525,506.34


     5.  Monthly Investor Default Amount.
         -------------------------------

         (a)  The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Monthly Period
              allocable to the Invested Amount (the
              aggregate "Investor Default Amount")
                                           Class A                 $3,356,048.09
                                           Class B                   $303,998.60
                                           CIA                       $383,617.28
                                                              ------------------
                                           Total                   $4,043,663.97


     6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
         ----------------------------------------------------

         (a)  The aggregate amount of Class A Investor Charge-
              Offs and the reductions in the Class B Invested
              Amount and the CIA
                                           Class A                         $0.00
                                           Class B                         $0.00
                                           CIA                             $0.00
                                                              ------------------
                                           Total                           $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-7
Page 5

         (b)  The aggregate amount of Class A Investor
              Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                           Class A                         $0.00
                                           Class B                         $0.00
                                           CIA                             $0.00
                                                              ------------------
                                           Total                           $0.00


     7.  Investor Servicing Fee
         ----------------------
         (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                           Class A                   $625,000.00
                                           Class B                    $56,475.00
                                           CIA                        $71,537.50
                                                              ------------------
                                           Total                     $753,012.50


     8.  Reallocated Principal Collections
         ---------------------------------
             The amount of Reallocated CIA
             and Class B Principal Collections
             applied in respect of Interest Shortfalls, Investor Default Amounts or Investor
             Charge-Offs for the prior month.

                                           Class B                         $0.00
                                           CIA                             $0.00
                                                              ------------------
                                           Total                           $0.00
     9.  CIA Invested Amount
         (a)  The amount of the CIA Invested Amount as of
              the close of business on the effect to
              withdrawals, deposits and payments to be made
              in respect of the preceding month                   $57,230,000.00

         (b)  The Required CIA Invested Amount as of the
              close of business on the related Distribution
              Date after giving effect to withdrawals,
              deposits and payments to be made in respect of
              the preceding month                                 $57,230,000.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-7
Page 6

    10.  The Pool Factor
         ---------------
              The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing
              Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                           Class A                   1.00000000
                                           Class B                   1.00000000
                                           Total                     1.00000000

    11.  The Portfolio Yield
         -------------------
              The Portfolio Yield for the related Monthly Period           9.80%

    12.  The Base Rate
         -------------
              The Base Rate for the related Monthly Period                 8.76%



  C      Information Regarding the Principal Funding Account
         ----------------------------------------------------

             1.   Accumulation Period

             (a)  Accumulation Period commencement date              07/01/2004

             (b)  Accumulation Period Length (months)                         2

             (c)  Accumulation Period Factor                               5.86

             (d)  Required Accumulation Factor Number                         8

             (e)  Controlled Accumulation Amount                $301,205,000.00

             (f)  Minimum Payment Rate (last 12 months)                   14.06%


             2.   Principal Funding Account
                  -------------------------

                  Beginning Balance                                       $0.00
                    Plus: Principal Collections for
                          related Monthly Period from
                          Principal Account                               $0.00
                    Plus: Interest on Principal Funding
                          Account Balance for related
                          Monthly Period                                  $0.00

                    Less: Withdrawals to Finance Charge
                          Account                                         $0.00
                    Less: Withdrawals to Distribution Account             $0.00
                                                                ---------------
                  Ending Balance                                          $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-7
Page 7

             3.   Accumulation Shortfall
                  ----------------------

                        The Controlled Deposit Amount for
                        the previous Monthly Period                       $0.00

                  Less: The amount deposited into the
                        Principal Funding Account for the
                        Previous Monthly Period                           $0.00

                        Accumulation Shortfall                            $0.00

                                                                      ---------
                        Aggregate Accumulation Shortfalls                 $0.00

             4.   Principal Funding Investment Shortfall
                  --------------------------------------

                        Covered Amount                                    $0.00

                  Less: Principal Funding Investment Proceeds             $0.00

                                                                      ---------
                        Principal Funding Investment Shortfall            $0.00
                                                                      ---------

  D.   Information Regarding the Reserve Account

             1.   Required Reserve Account Analysis

                  (a)  Required Reserve Account Amount percentage       0.00000%

                  (b)  Required Reserve Account Amount ($)                $0.00
                       (0.5% of Invested Amount or other amount designated by Transferor)

                  (c)  Required Reserve Account Balance after effect of
                       any transfers on the Related Transfer Date         $0.00

                  (d)  Reserve Draw Amount transferred to the Finance
                       Charge Account on the Related Transfer Date        $0.00


             2.   Reserve Account Investment Proceeds
                  -----------------------------------
                  Reserve Account Investment Proceeds transferred to the
                  Finance Charge Account on the Related Transfer Date     $0.00

             3.   Withdrawals from the Reserve Account
                  ------------------------------------
                  Total Withdrawals from the Reserve Account transferred

                  to the Finance Charge Account on the related Transfer   $0.00
                  Date (1 (d) plus 2 above)

             4.   The Portfolio Adjusted Yield
                  ----------------------------
                  The Portfolio Adjusted Yield for the related Monthly
                  Period                                                   3.35%
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MONTHLY CERTIFICATEHOLDER'S STATEMENT
Signature Page





                                            First USA Bank, National Association
                                            as Servicer



                                            By: /s/ Tracie Klein
                                               --------------------------
                                               Tracie Klein
                                               First Vice President